EXHIBIT 24

                              POWER OF ATTORNEY --
                  INCORPORATED HEREIN BY REFERENCE, LOCATED ON
                  SIGNATURE PAGE OF THE REGISTRATION STATEMENT
                               (PREVIOUSLY FILED)

                                      R-31